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                  MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO

                 Supplement to the prospectus dated May 1, 2000

     Change in Portfolio Manager. Effective January 8, 2001, James Doyle became a portfolio manager of Mercury HW International Value VIP Portfolio, joining existing portfolio managers Harry Hartford and Sarah Ketterer. Mr. Doyle has been a portfolio manager of the Mercury HW Global Value Fund since July 1, 2000. He is a Vice President of the investment adviser and has been an investment professional with the firm since 1997. From 1992 to 1995, Mr. Doyle was a financial analyst at LaSalle Partners, a real estate investment firm. Mr. Doyle replaced David Chambers as a portfolio manager of the Mercury HW International Value VIP Portfolio.

January 19, 2001